Exhibit 99.2

Ventas to Launch Perpetual Life Vehicle Targeting Life Science & Healthcare Real Estate

New Growth Platform Builds On Ventas Brand, Team and Industry Expertise and Relationships

CHICAGO--(BUSINESS WIRE)--February 20, 2020--Ventas, Inc. (NYSE: VTR) (“Ventas” or the “Company”), today announced that it has sponsored and formed the Ventas Life Science and Healthcare Real Estate Fund, L.P. (the “Fund”), a perpetual life vehicle that will focus on investments in core and core plus life science, medical office and senior housing real estate. The Fund is expected to launch during the first quarter of 2020 with more than $700 million in assets under management and third-party equity commitments of approximately $650 million.

The Fund will utilize Ventas’s brand, industry expertise and team, providing a vehicle for core and core plus life science, medical office and senior housing real estate asset classes in North America and simultaneously benefitting Ventas’s public equity shareholders.

“This Ventas-sponsored Fund is a natural opportunity to capitalize on our position as a trusted industry expert and innovator, and extend our track record of delivering outstanding returns to our public shareholders - including a compound total annual return of 22 percent over the last two decades,” said Debra A. Cafaro, Ventas Chairman and Chief Executive Officer. “Accessing private institutional capital through a Ventas-sponsored Fund will further diversify our capital sources, enable us to invest across market cycles with a stable cost of capital, provide a vehicle for growth as we expand assets under management, and leverage our strong brand, excellent team and industry knowledge.”

Fund Enhances Long Term Shareholder Returns

The targeted institutional Fund will provide numerous strategic benefits to Ventas and its shareholders including: (i) creating a new, permanent growth platform and augmenting Ventas’s significant investment capacity; (ii) expanding Ventas’s strategic reach; (iii) maximizing the impact of Ventas’s excellent team, industry knowledge and brand; (iv) enabling global institutional investors to invest with Ventas in a public or private investment structure; and (v) establishing Ventas as a first-mover in private capital formation among public REITs in the life science, medical office and senior housing real estate space.

The Ventas investment team, led by Executive Vice President and Chief Investment Officer John D. Cobb, will source, underwrite and close investments for the Fund. Fran Federman, Brian Newman and Nevin Boparai, current leaders at Ventas, will serve as Managing Directors of the Fund.

Fund Structure

In establishing the Fund, Ventas will contribute five high-quality, stabilized life science and medical office assets comprising 1.2 million square feet of space valued at a 4.9 percent going-in cash capitalization rate, validating the Company’s value creation. Ventas, as the Fund Sponsor and General Partner, is expected to hold a 20 percent ownership stake in the Fund to participate in the robust cash flows expected to be generated by the Fund’s portfolio and ensure alignment of interests with Fund investors. The Fund will have a conservative capital structure, in line with the Company’s targets.

The Fund will be perpetual life and is expected to grow gross assets under management over time. As the sponsor and General Partner of the Fund, Ventas will also earn asset management fees and a promote if the Fund investors receive expected returns.

There can be no assurance as to whether, when or on what terms the Fund will close.

This press release shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sales of these securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction.

Ventas, Inc., an S&P 500 company, is a leading real estate investment trust. Its diverse portfolio of approximately 1,200 assets in the United States, Canada and the United Kingdom consists of senior housing communities, medical office buildings, university-based research and innovation centers, inpatient rehabilitation and long-term acute care facilities, and health systems. Through its Lillibridge subsidiary, Ventas provides management, leasing, marketing, facility development and advisory services to highly rated hospitals and health systems throughout the United States. References to “Ventas” or the “Company” mean Ventas, Inc. and its consolidated subsidiaries unless otherwise expressly noted. More information about Ventas and Lillibridge can be found at www.ventasreit.com and www.lillibridge.com.

The Company routinely announces material information to investors and the marketplace using press releases, Securities and Exchange Commission (“SEC”) filings, public conference calls, webcasts and the Company’s website at www.ventasreit.com/investor-relations. The information that the Company posts to its website may be deemed to be material. Accordingly, the Company encourages investors and others interested in the Company to routinely monitor and review the information that the Company posts on its website, in addition to following the Company’s press releases, SEC filings and public conference calls and webcasts.

This press release includes forward-looking statements. All statements regarding the Company’s or its tenants’, operators’, borrowers’ or managers’ expected future financial condition, results of operations, cash flows, funds from operations, dividends and dividend plans, financing opportunities and plans, capital markets transactions, business strategy, budgets, projected costs, operating metrics, capital expenditures, competitive positions, acquisitions, investment opportunities, dispositions, merger or acquisition integration, growth opportunities, expected lease income, continued qualification as a real estate investment trust (“REIT”), plans and objectives of management for future operations and statements that include words such as “anticipate,” “if,” “believe,” “plan,” “estimate,” “expect,” “intend,” “may,” “could,” “should,” “will” and other similar expressions are forward-looking statements. These forward-looking statements are inherently uncertain, and actual results may differ from the Company’s expectations. The Company does not undertake a duty to update these forward-looking statements, which speak only as of the date on which they are made.

The Company’s actual future results and trends may differ materially from expectations depending on a variety of factors discussed in the Company’s filings with the SEC. These factors include without limitation: (a) the ability and willingness of the Company’s tenants, operators, borrowers, managers and other third parties to satisfy their obligations under their respective contractual arrangements with the Company, including, in some cases, their obligations to indemnify, defend and hold harmless the Company from and against various claims, litigation and liabilities; (b) the ability of the Company’s tenants, operators, borrowers and managers to maintain the financial strength and liquidity necessary to satisfy their respective obligations and liabilities to third parties, including without limitation obligations under their existing credit facilities and other indebtedness; (c) the Company’s success in implementing its business strategy and the Company’s ability to identify, underwrite, finance, consummate and integrate diversifying acquisitions and investments; (d) macroeconomic conditions such as a disruption of or lack of access to the capital markets, changes in the debt rating on U.S. government securities, default or delay in payment by the United States of its obligations, and changes in the federal or state budgets resulting in the reduction or nonpayment of Medicare or Medicaid reimbursement rates; (e) the nature and extent of future competition, including new construction in the markets in which the Company’s senior housing communities and office buildings are located; (f) the extent and effect of future or pending healthcare reform and regulation, including cost containment measures and changes in reimbursement policies, procedures and rates; (g) increases in the Company’s borrowing costs as a result of changes in interest rates and other factors, including the potential phasing out of the London Inter-bank Offered Rate after 2021; (h) the ability of the Company’s tenants, operators and managers, as applicable, to comply with laws, rules and regulations in the operation of the Company’s properties, to deliver high-quality services, to attract and retain qualified personnel and to attract residents and patients; (i) changes in general economic conditions or economic conditions in the markets in which the Company may, from time to time, compete, and the effect of those changes on the Company’s revenues, earnings and funding sources; (j) the Company’s ability to pay down, refinance, restructure or extend its indebtedness as it becomes due; (k) the Company’s ability and willingness to maintain its qualification as a REIT in light of economic, market, legal, tax and other considerations; (l) final determination of the Company’s taxable net income for the year ended December 31, 2019 and for the year ending December 31, 2020 ; (m) the ability and willingness of the Company’s tenants to renew their leases with the Company upon expiration of the leases, the Company’s ability to reposition its properties on the same or better terms in the event of nonrenewal or in the event the Company exercises its right to replace an existing tenant, and obligations, including indemnification obligations, the Company may incur in connection with the replacement of an existing tenant; (n) risks associated with the Company’s senior living operating portfolio, such as factors that can cause volatility in the Company’s operating income and earnings generated by those properties, including without limitation national and regional economic conditions, development of new competing properties, costs of food, materials, energy, labor and services, employee benefit costs, insurance costs and professional and general liability claims, and the timely delivery of accurate property-level financial results for those properties; (o) changes in exchange rates for any foreign currency in which the Company may, from time to time, conduct business; (p) year-over-year changes in the Consumer Price Index or the U.K. Retail Price Index and the effect of those changes on the rent escalators contained in the Company’s leases and the Company’s earnings; (q) the Company’s ability and the ability of its tenants, operators, borrowers and managers to obtain and maintain adequate property, liability and other insurance from reputable, financially stable providers; (r) the impact of damage to the Company’s properties for catastrophic weather and other natural events and the physical effects of climate change; (s) the impact of increased operating costs and uninsured professional liability claims on the Company’s liquidity, financial condition and results of operations or that of the Company’s tenants, operators, borrowers and managers, and the ability of the Company and the Company’s tenants, operators, borrowers and managers to accurately estimate the magnitude of those claims; (t) risks associated with the Company’s office building portfolio and operations, including the Company’s ability to successfully design, develop and manage office buildings and to retain key personnel; (u) the ability of the hospitals on or near whose campuses the Company’s medical office buildings are located and their affiliated health systems to remain competitive and financially viable and to attract physicians and physician groups; (v) risks associated with the Company’s investments in joint ventures and unconsolidated entities, including its lack of sole decision-making authority and its reliance on its joint venture partners’ financial condition; (w) the Company’s ability to obtain the financial results expected from its development and redevelopment projects, including projects undertaken through its joint ventures; (x) the impact of market or issuer events on the liquidity or value of the Company’s investments in marketable securities; (y) consolidation in the senior housing and healthcare industries resulting in a change of control of, or a competitor’s investment in, one or more of the Company’s tenants, operators, borrowers or managers or significant changes in the senior management of the Company’s tenants, operators, borrowers or managers; (z) the impact of litigation or any financial, accounting, legal or regulatory issues that may affect the Company or its tenants, operators, borrowers or managers; and (aa) changes in accounting principles, or their application or interpretation, and the Company’s ability to make estimates and the assumptions underlying the estimates, which could have an effect on the Company’s earnings.

Contacts

Juan Sanabria
(877) 4-VENTAS